UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  _____________

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  January 29, 2004
                                                --------------------------------



                               Guidant Corporation
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             (Exact name of registrant as specified in its charter)



           Indiana                      001-13388                35-1931722
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)




           111 Monument Circle, Suite 2900
                Indianapolis, Indiana                              46204
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      (Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code  (317) 971-2000
                                                    ----------------------------

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ITEM 7.   Financial Statements and Exhibits.

          The following exhibit is furnished pursuant to Item 12:

          Exhibit 99: Earnings Release of Guidant Corporation dated January 29, 2004



ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On January 29, 2004, Guidant Corporation issued a press release announcing the Company's results of operations for the fourth quarter and year ended December 31, 2003. A copy of this press release is furnished with this report as Exhibit 99.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             GUIDANT CORPORATION



Date:  January 29, 2004                      By Debra F. Minott
                                                Vice President, General Counsel
                                                and Secretary

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

                                  EXHIBIT INDEX

Exhibit 99     Earnings Release of Guidant Corporation dated January 29, 2004

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